Exhibit 10.3

AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of November 14, 2014, with an effective date as of August 31, 2014 (the “Effective Date”), is by and among LAPOLLA INDUSTRIES, INC., a Delaware corporation (the “Borrower”), ENHANCED CREDIT SUPPORTED LOAN FUND, LP, a Delaware limited partnership, and the other Purchasers party hereto. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein shall have the meanings ascribed thereto in the Note Purchase Agreement (as defined below).

WHEREAS, the Purchasers have extended certain credit facilities in favor of the Borrower pursuant to that certain Note Purchase Agreement, dated as of December 10, 2013 by and between the Borrower and the Purchasers (as amended by that certain Amendment No. 1 dated April 8, 2014 (“Amendment No. 1”), the “Note Purchase Agreement”); and

WHEREAS, the Borrower and the Purchasers have agreed, subject to the terms and conditions hereof, to amend the Note Purchase Agreement by (i) changing certain covenants in the Note Purchase Agreement, and (ii) providing for the payment of legal fees in connection with this amendment; and

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Amendment to Note Purchase Agreement. Upon execution of this Amendment by the parties hereto, the Note Purchase Agreement is amended as of the Effective Date as follows:

(a)                Section 1.1 is hereby amended by adding the definition of Amendment No. 2 to Note Purchase Agreement as follows:

“Amendment No. 2 to Note Purchase Agreement” means that certain Amendment No. 2 to Note Purchase Agreement dated as of November 14, 2014 between the Purchasers and the Borrower.

(b)               Section 1.1 is hereby amended by amending and restating the definitions of “Fixed Charge Coverage Ratio” and “Subordinated Debt” as follows:

“Fixed Charge Coverage Ratio: the ratio, determined for any period on a consolidated basis for Borrower and Subsidiaries, of (a) the sum of (i) EBITDA, (ii) Subordinated Debt incurred during such period on or after August 31, 2014 up to a maximum aggregate amount over all periods of $500,000, and (iii) up to $267,000 in Accounts charged off by Borrower in August, 2014, to (b) the sum of Capital Expenditures (except those financed with Indebtedness (other than with respect to Revolver Loans (as defined in the Senior Credit Agreement)), cash taxes paid, interest expense (other than payment-in-kind), principal payments made on Indebtedness (other than with respect to Revolver Loans), and Distributions made, in each case determined for such period; provided that principal payments made with respect to the Enhanced Indebtedness during December 2013 in an amount not exceeding $150,000 shall not be included in the calculation of the Fixed Charge Coverage Ratio.”

“Subordinated Debt: Indebtedness incurred by Borrower that (i) is subject to a subordination agreement between Agent and the holder of such Indebtedness, in form and substance satisfactory to Agent, which, among other things, expressly subordinates and makes junior in right of payment to the payment in full in cash of all Obligations, and (ii) is on terms (including maturity, interest, fees, repayment, covenants, and subordination) satisfactory to Agent.”

(a)                Section 2.4(a) is hereby amended by replacing “3.75%” with “4.25%”.

(b)               Section 6.1(a)(ii) is hereby amended and restated as follows:

(ii) as soon as practicable after the end of each month, and in any event within twenty-five (25) days thereafter, a balance sheet of the Borrower as of the end of such month, a monthly aging report for accounts receivable and accounts payable showing aging, write-offs, and reserves, a copy of the most recent borrowing base certificate delivered in connection with the Senior Indebtedness, a statement of income and a statement of cash flows of the Borrower for such month and for the fiscal year to date, including a comparison to plan figures for such period prepared in accordance with GAAP consistently applied (except as noted therein);

(c)                Section 7.18 is hereby amended and restated as follows:

Section 7.18 Minimum EBITDA. Permit its EBITDA for the three (3) months ending on the last day of each month set forth below to be less than the corresponding amount set forth below for such period:

Three Month Period Ended	Minimum EBITDA
February 28, 2014	$176,963*
March 31, 2014	($212,190)
April 30, 2014	($116,215)
May 31, 2014	$170,247
June 30, 2014	$543,179
July 31, 2014	$748,637
August 31, 2014	$315,939
September 30, 2014	$183,756
October 31, 2014	$95,992
November 30, 2014	$94,682
December 31, 2014	($11,955)
January 31, 2015	($140,955)
February 28, 2015	($189,015)
March 31, 2015	($75,812)
April 30, 2015	$68,800
May 31, 2015	$190,880
June 30, 2015	$317,601
July 31, 2015	$392,527
August 31, 2015	$461,035
September 30, 2015	$497,861
October 31, 2015	$460,861
November 30, 2015	$383,642
December 31, 2015	$274,211
January 31, 2016	$253,743
February 28, 2016	$342,064
March 31, 2016	$504,159
April 30, 2016	$722,280
May 31, 2016	$850,910
June 30, 2016	$1,018,721
July 31, 2016	$1,100,352
August 31, 2016	$1,205,180
September 30, 2016	$1,277,165
October 31, 2016	$1,289,091
November 30, 2016	$1,119,637

(*) For purposes of the February 2014 minimum EBITDA calculation the Borrower will be permitted to add-back to EBITDA the amount of $236,737 which represents a portion of the Note Receivable to Dena Lynn Sosebee and Chemical Design, Corporation dated May 14, 2013 in the amount of $515,708.69 and Amended on February 14, 2014 in the amount of $473,473.40 which the Borrower elected to reserve $236,737 as of December 31, 2013.

(d)               Section 7.19 is hereby amended and restated as follows:

“Section 7.19 Fixed Charge Coverage Ratio. Permit its Fixed Charge Coverage Ratio for the twelve (12) months ending on the last day of each calendar month to be less than (i) 0.90 to 1.0 for the periods ended December 31, 2013, January 31, 2014, February 28, 2014, May 31, 2014, June 30, 2014, (ii) 0.80 to 1.0 for the periods ended March 31, 2014 and April 30, 2014 and (iii) 1.0 to 1.0 for the periods ended July 31, 2014 and thereafter, provided that, if Borrower fails to maintain such Fixed Charge Coverage Ratio as of any date of determination but, on or before the date Borrower is required to provide to Agent its monthly financial statements in accordance with Section 6.1(a) hereof for the month ending as of such date of determination, Borrower incurs additional Subordinated Debt (up to the aggregate limit of $500,000 set forth in the definition of Fixed Charge Coverage Ratio) that, when included in the determination of Fixed Charge Coverage Ratio as of such date of determination would prevent a breach of this covenant, then Borrower shall be deemed to have satisfied this covenant as of such date of determination and no Default shall have occurred as a result thereof.”

(e)                Section 7.20 is hereby amended and restated as follows:

Section 7.20 Minimum Liquidity. Permit its Liquidity to be less than $500,000.

2.                  Amendment to Amendment No. 1. Amendment No. 1 is hereby amended as of April 8, 2014 to revise the first date referenced to be April 8, 2014 and to delete the second sentence of Section 6.

3.                  Loan Documents Generally. All references to the Note Purchase Agreement in the Loan Documents and any other documents evidencing, securing or otherwise relating to the credit extended by Purchasers in favor of Borrower shall mean the Note Purchase Agreement and as modified hereby and this Amendment shall itself constitute a Loan Document.

4.                  Representations and Warranties. The Borrower hereby represents and warrants to the Purchasers that:

(a)                No Default or Event of Default will exist after giving pro forma effect to this Amendment, the consent contained herein and the transactions contemplated by and consented to in this Amendment;

(b)               Giving effect to this Amendment, the representations and warranties set forth in the Note Purchase Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date) and each of such representations and warranties (except to the extent such representations and warranties expressly relate to an earlier date) together with each of the representations and warranties contained in this Amendment shall be true and correct on and as of the date of consummation of the transactions contemplated by and consented to in this Amendment, as if such representations and warranties were made on such date;

(c)                The Borrower has the organizational power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Amendment; and

(d)               The Borrower has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

5.                  Amendment; No Implied Waiver. This Amendment shall be limited precisely as written and shall not operate as a consent to any other action or inaction by the Borrower, or as a waiver or amendment of any right, power, or remedy of the Purchasers under the Note Purchase Agreement or the other Loan Documents nor constitute a consent to any action or inaction, or a waiver or amendment of any provision contained in the Note Purchase Agreement and the other Loan Documents except as specifically provided herein.

6.                  Reaffirmation of Borrower Obligations; Other Acknowledgement and Consents. The Borrower hereby:

(a)                Agrees that it is truly and justly indebted to the Purchasers for all of the Borrower’s obligations under the Note Purchase Agreement and the other Loan Documents without defense, offset or counterclaim of any kind whatsoever and reaffirms and admits the validity and enforceability of the Note Purchase Agreement and the Loan Documents to which it is a party and the liens upon and security interests in the collateral which were granted pursuant to the Loan Documents to which it is a party;

(b)               Consents to the execution and delivery of this Amendment by the Borrower and to the terms and conditions set forth herein and any other waivers, consents or amendments which the Purchasers deems appropriate;

(c)                Agrees to be bound by the terms and conditions of the Note Purchase Agreement as amended or modified by this Amendment;

(d)               Acknowledges and agrees that all obligations of the Borrower under the Note Purchase Agreement, as amended and modified by this Amendment, and the other Loan Documents pursuant to which the Borrower grants any security to the Purchasers, are secured pursuant to the Loan Documents and all references in the Loan Documents to the secured obligations or language of similar meaning shall hereafter be deemed to include the Borrower’s obligations to the Purchasers under the Note Purchase Agreement, as modified by this Amendment and the other instruments, documents and agreements executed and delivered pursuant hereto or in connection herewith; and

(e)                Notwithstanding any prior disregard of any of the terms of the Note Purchase Agreement or any of the Loan Documents, agrees that the terms of the Note Purchase Agreement and each of the Loan Documents shall be strictly adhered to on and after the date hereof in accordance with the terms hereof.

7.                  Effectiveness. This Agreement shall become effective as of the date set forth on the first page hereof at such time as each of the following conditions is satisfied:

(a)                Representations. The representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof.

(b)               Default. No Default or Event of Default shall have occurred and be continuing.

(c)                This Agreement. Agent shall have received counterparts of this Amendment, duly executed by Borrower and each Purchaser, and acknowledgment of this Agreement from each Guarantor.

(d)               Kurtz Loan. Agent shall have received evidence that Richard Kurtz shall have made an additional subordinated loan to Borrower in the amount of not less than $250,000 and Agent shall have received true and complete copies of all documents, instruments, and agreements evidencing or otherwise related to the additional subordinated loan from Richard Kurtz to Borrower.

(e)                Kurtz Documents. Agent shall have received an amendment to that certain Subordination Agreement, dated as of December 10, 2013, among Borrower, Agent, and Richard Kurtz, in form and substance satisfactory to Agent. Agent shall have received an amendment to that certain Guaranty Agreement, dated as of December 10, 2013, Richard Kurtz in favor of Agent, in form and substance satisfactory to Agent.

(f)                Corporate Documentation. Agent shall have received (i) a secretary certificate certifying the resolutions of the board of directors of Borrower authorizing the execution of this Amendment and the Amendment No. 1 and (ii) an opinion of counsel for the Borrower in form and substance satisfactory to Agent with respect to this Amendment and Amendment No. 1

(g)               Fees and Expenses. Agent shall have received reimbursement for all outstanding fees and expenses of the Agent.

8.                  Further Assurances. The Borrower will execute such additional documents as are reasonably requested by the Purchasers to reflect the terms and conditions of this Amendment and will cause to be delivered such agreements, certificates, legal opinions and other documents as are reasonably required by the Purchasers.

9.                  Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

10.              Governing Law/Consent to Jurisdiction/Waiver of Jury Trial. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK AND THE PARTIES HERETO HEREBY CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE 2ND CIRCUIT, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION BROUGHT TO ENFORCE ANY RIGHTS UNDER THIS AGREEMENT AND ANY RELATED DOCUMENT OR INSTRUMENT. EACH OF THE PARTIES HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

11.              Survival. All warranties, representations and covenants made by Borrower herein, or in any agreement referred to herein or in any certificate, document or other instrument delivered by it or on its behalf under this Amendment, shall be considered to have been relied upon by the Purchasers. All statements in any such certificate or other instrument shall constitute warranties and representations by Borrower hereunder. All warranties, representations, and covenants made by Borrower hereunder or under any other agreement or instrument shall be deemed continuing until the payment in full, in cash, and indefeasible satisfaction of all obligations and any other obligations of Purchasers and any commitment of Purchasers to extend credit to Borrower shall have been irrevocably terminated.

[Signatures are on the following page]

IN WITNESS WHEREOF, the Borrower and the other parties listed below have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

LAPOLLA INDUSTRIES, INC.

By: /s/ Michael T. Adams, EVP

Michael T. Adams, Executive Vice President

AS AGENT FOR PURCHASER AND AS PURCHASER:

ENHANCED CREDIT SUPPORTED LOAN FUND, LP

By: Enhanced CSLF GP, LLC, its general partner

By: /s/ Douglas Cruishank

Name: Douglas Cruikshank

Title: Manager

PURCHASER:

ENHANCED JOBS FOR TEXAS FUND, LLC

By:  /s/  Michael A.G. Korengold

Name: Michael A.G. Korengold

Title: President and CEO

RATIFICATION, ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

Each of the undersigned Guarantors hereby (i) acknowledges that such Guarantor has read the preceding Amendment No. 2 to Note Purchase Agreement (the “Second Amendment”) dated as of November 14, 2014 between LaPolla Industries, Inc., Enhanced Credit Supported Loan Fund, LP, and the other parties thereto.; (ii) reaffirms and ratifies such Guarantor’s obligations under Guarantor’s Guaranty made by such Guarantor as of December 10, 2013 to and for the benefit of Agent (as defined therein) (together with all amendments, supplements, exhibits and modifications thereto, each a “Guaranty”), and (iii) acknowledges that Guarantor’s obligations pursuant to the Guaranty are enforceable without defense, offset or counterclaim.

IN WITNESS WHEREOF, each Guarantor hereby executes this instrument as of November 14, 2014.

FOREST HILL TERRACE ASSOCIATES, L.P.

BY: FOREST HILL TERRACE ASSOCIATES, GP, LLC, its General Partner

By /s/ Richard J. Kurtz
Name: Richard J. Kurtz
Title:

FOREST HILL TERRACE ASSOCIATES, GP, LLC

By /s/ Richard J. Kurtz
Name: Richard J. Kurtz
Title:

Richard J. Kurtz

/s/ Richard J. Kurtz